Exhibit 10.1

FOURTH AMENDMENT AND WAIVER TO CREDIT AGREEMENT

FOURTH AMENDMENT AND WAIVER, dated as of January 15, 2014 (this “Agreement”), to the Credit Agreement (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”), dated as of March 7, 2013, among LANDMARK APARTMENT TRUST OF AMERICA HOLDINGS, LP, a Virginia limited partnership (the “Borrower”), LANDMARK APARTMENT TRUST OF AMERICA, INC., a Maryland corporation (the “REIT”) and the other GUARANTORS from time to time party thereto, each lender from time to time party hereto (collectively, the “Lenders” and individually, a “Lender”), and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, together with any successor administrative agent, the “Administrative Agent”). Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement.

WHEREAS, the Borrower has informed the Administrative Agent that Landmark at Bella Vista, L.P. (“Bella Vista”), a Delaware limited partnership and wholly owned Subsidiary of the REIT, intends to acquire a property located at 2022 West Liddell Road (a/k/a 4015 Satellite Boulevard), Duluth, Georgia (the “Bella Vista Property”);

WHEREAS, the Bella Vista Property has been offered by the Borrower as a Collateral Property in accordance with Section 2.16(a) of the Credit Agreement, and Bella Vista has executed and delivered Joinder Documents;

WHEREAS, the Borrower has requested an increase in the Loans by an amount not to exceed the lesser of (i) $20,700,000 and (ii) 70% of the Appraised Value of the Bella Vista Property in accordance with Section 2.15 of the Credit Agreement;

WHEREAS, in connection with the foregoing, the Required Lenders agree to amend and waive certain provisions of the Credit Agreement as set forth herein.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Amendments to Credit Agreement. Subject to all of the terms and conditions set forth herein, the Credit Agreement is hereby amended as follows:

1.1 Section 2.07 of the Credit Agreement is hereby amended by replacing the amount “$225,000” appearing therein with “$258,000”.

SECTION 2. Waiver. Subject to delivery of the due diligence materials and information described in Section 2.16(a)(ii) of the Credit Agreement with respect to the Bella Vista Property on or prior to the applicable Inclusion Effective Date, the Required Lenders hereby waive (a) the delivery requirements under Section 2.16(a)(ii) of the Credit Agreement solely to the extent that such section required the Borrower to deliver due diligence materials and information with respect to such Nominated Property at least thirty (30) days prior to the Proposed Inclusion Date for such Nominated Property and (b) the requirements in Sections 2.15(a) and 2.16(a)(ii) of the Credit Agreement of sending notices to the Administrative Agent in accordance with Section 11.02(a) of the Credit Agreement to request the increase in the Loans and the inclusion of the Bella Vista Property addressed in this Agreement.

SECTION 3. Conditions Precedent.

This Agreement shall become effective upon receipt by the Administrative Agent of executed counterparts of this Agreement duly executed by each of the Loan Parties, the Administrative Agent and the Required Lenders.

SECTION 4. Representations and Warranties. After giving effect to this Agreement, the Loan Parties, jointly and severally, reaffirm and restate the representations and warranties set forth in the Credit Agreement and in the other Loan Documents and all such representations and warranties shall be true and correct in all material respects on and as of the date hereof with the same force and effect as if made on such date, except (i) to the extent such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date, (ii) any representation or warranty that is already by its terms qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct in all respects as of such date after giving effect to such qualification and (iii) that for purposes of this Section 4, the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to subsections (a) and (b), respectively, of Section 6.01 of the Credit Agreement. Each of the Loan Parties represents and warrants (which representations and warranties shall survive the execution and delivery hereof) to the Administrative Agent and the Lenders that:

(a) it has the requisite power and authority to execute, deliver and carry out the terms and provisions of this Agreement and the transactions contemplated hereby and has taken or caused to be taken all necessary action to authorize the execution, delivery and performance of this Agreement and the transactions contemplated hereby;

(b) other than the consents of certain classes of shareholders of the REIT, which have been obtained and are in full force and effect, no consent of any Person (including, without limitation, any of its equity holders or creditors), and no action of, or filing with, any governmental or public body or authority is required to authorize, or is otherwise required in connection with, the execution, delivery and performance of this Agreement;

(c) this Agreement has been duly executed and delivered on its behalf by a duly authorized officer, and constitutes its legal, valid and binding obligation enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;

(d) no Default has occurred and is continuing; and

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(e) the execution, delivery and performance of this Agreement will not (i) conflict with or result in any breach or contravention of, or the creation of any Lien (other than Liens created under the Loan Documents) under, or require any payment to be made under (x) any Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries or (y) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (ii) violate any Law.

SECTION 5. Affirmation of Guarantors. Each Guarantor hereby approves and consents to this Agreement and the transactions contemplated by this Agreement and agrees and affirms that its guarantee of the Obligations continues to be in full force and effect and is hereby ratified and confirmed in all respects and shall apply to (i) the Credit Agreement, as amended by this Agreement and (ii) all of the other Loan Documents, as such are amended, restated, supplemented or otherwise modified from time to time in accordance with their terms.

SECTION 6. Costs and Expenses. The Borrower acknowledges and agrees that its payment obligations set forth in Section 11.04 of the Credit Agreement include the costs and expenses incurred by the Administrative Agent in connection with the preparation, execution and delivery of this Agreement and any other documentation contemplated hereby (whether or not this Agreement becomes effective or the transactions contemplated hereby are consummated and whether or not a Default has occurred or is continuing), including, but not limited to, the reasonable fees and disbursements of Kaye Scholer LLP, counsel to the Administrative Agent.

SECTION 7. Ratification.

(a) Except as herein agreed, the Credit Agreement and the other Loan Documents remain in full force and effect and are hereby ratified and affirmed by the Loan Parties. Each of the Loan Parties hereby (i) confirms and agrees that the Borrower is truly and justly indebted to the Administrative Agent and the Lenders in the aggregate amount of the Obligations without defense, counterclaim or offset of any kind whatsoever, and (ii) reaffirms and admits the validity and enforceability of the Credit Agreement and the other Loan Documents.

(b) This Agreement shall be limited precisely as written and, except as expressly provided herein, shall not be deemed (i) to be a consent granted pursuant to, or a waiver, modification or forbearance of, any term or condition of the Credit Agreement or any of the instruments or agreements referred to therein or a waiver of any Default under the Credit Agreement, whether or not known to the Administrative Agent or any of the Lenders, or (ii) to prejudice any right or remedy which the Administrative Agent or any of the Lenders may now have or have in the future against any Person under or in connection with the Credit Agreement, any of the instruments or agreements referred to therein or any of the transactions contemplated thereby.

SECTION 8. Waivers; Amendments. Neither this Agreement, nor any provision hereof, may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Administrative Agent and the Required Lenders.

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SECTION 9. References. All references to the “Credit Agreement”, “thereunder”, “thereof” or words of like import in the Credit Agreement or any other Loan Document and the other documents and instruments delivered pursuant to or in connection therewith shall mean and be a reference to the Credit Agreement as modified hereby and as each may in the future be amended, restated, supplemented or modified from time to time.

SECTION 10. Counterparts. This Agreement may be executed by the parties hereto individually or in combination, in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page by telecopier or electronic mail (in a .pdf format) shall be effective as delivery of a manually executed counterpart.

SECTION 11. Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

SECTION 12. Severability. If any provision of this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or enforceability without in any manner affecting the validity or enforceability of such provision in any other jurisdiction or the remaining provisions of this Agreement in any jurisdiction.

SECTION 13. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 14. Loan Document. The Loan Parties acknowledge and agree that this Agreement constitutes a Loan Document and that the failure of any of the Loan Parties to comply with the provisions of this Agreement shall constitute an Event of Default.

SECTION 15. Headings. Section headings in this Agreement are included for convenience of reference only and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

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IN WITNESS WHEREOF, the Loan Parties, the Administrative Agent and the Required Lenders have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

BORROWER:

LANDMARK APARTMENT TRUST OF AMERICA HOLDINGS, LP

By:	Landmark Apartment Trust of America, Inc., its general partner

	By:	/s/ Stanley J. Olander, Jr.
	Name:	Stanley J. Olander, Jr.
	Title:	Chief Executive Officer

GUARANTORS:

LANDMARK APARTMENT TRUST OF AMERICA, INC.

By:	/s/ Stanley J. Olander, Jr.
Name:	Stanley J. Olander, Jr.
Title:	Chief Executive Officer

LANDMARK AT HERITAGE FIELDS, LLC

By:	Landmark Apartment Trust of America Holdings, LP, its manager

	By:	Landmark Apartment Trust of America, Inc., its general partner

		By:	/s/ Stanley J. Olander, Jr.
		Name:	Stanley J. Olander, Jr.
		Title:	Chief Executive Officer

[Signature page to Fourth Amendment to LATA Credit Agreement]

LANDMARK AT RIDGEWOOD PRESERVE, LLC

By:	Landmark Apartment Trust of America Holdings, LP, its manager

	By:	Landmark Apartment Trust of America, Inc., its general partner

		By:	/s/ Stanley J. Olander, Jr.
		Name:	Stanley J. Olander, Jr.
		Title:	Chief Executive Officer

MANCHESTER PARK, LLC

By:	Landmark Apartment Trust of America Holdings, LP, its manager

	By:	Landmark Apartment Trust of America, Inc., its general partner

		By:	/s/ Stanley J. Olander, Jr.
		Name:	Stanley J. Olander, Jr.
		Title:	Chief Executive Officer

BAYMEADOWS PARTNERS, LLC

By:	Landmark Apartment Trust of America Holdings, LP, its manager

	By:	Landmark Apartment Trust of America, Inc., its general partner

		By:	/s/ Stanley J. Olander, Jr.
		Name:	Stanley J. Olander, Jr.
		Title:	Chief Executive Officer

[Signature page to Fourth Amendment to LATA Credit Agreement]

G&E APARTMENT REIT KEDRON VILLAGE, LLC

By:	Landmark Apartment Trust of America Holdings, LP, its manager

	By:	Landmark Apartment Trust of America, Inc., its general partner

		By:	/s/ Stanley J. Olander, Jr.
		Name:	Stanley J. Olander, Jr.
		Title:	Chief Executive Officer

BEAR CREEK PARTNERS, LLC

By:	Landmark Apartment Trust of America Holdings, LP, its manager

	By:	Landmark Apartment Trust of America, Inc., its general partner

		By:	/s/ Stanley J. Olander, Jr.
		Name:	Stanley J. Olander, Jr.
		Title:	Chief Executive Officer

BEDFORD PARTNERS, LLC

By:	Landmark Apartment Trust of America Holdings, LP, its manager

	By:	Landmark Apartment Trust of America, Inc., its general partner

		By:	/s/ Stanley J. Olander, Jr.
		Name:	Stanley J. Olander, Jr.
		Title:	Chief Executive Officer

[Signature page to Fourth Amendment to LATA Credit Agreement]

COTTONWOOD PARTNERS, LLC

By:	Landmark Apartment Trust of America Holdings, LP, its manager

	By:	Landmark Apartment Trust of America, Inc., its general partner

		By:	/s/ Stanley J. Olander, Jr.
		Name:	Stanley J. Olander, Jr.
		Title:	Chief Executive Officer

PEAR RIDGE PARTNERS, LLC

By:	Landmark Apartment Trust of America Holdings, LP, its manager

	By:	Landmark Apartment Trust of America, Inc., its general partner

		By:	/s/ Stanley J. Olander, Jr.
		Name:	Stanley J. Olander, Jr.
		Title:	Chief Executive Officer

RIVERVIEW PARTNERS SC, LLC

By:	Landmark Apartment Trust of America Holdings, LP, its manager

	By:	Landmark Apartment Trust of America, Inc., its general partner

		By:	/s/ Stanley J. Olander, Jr.
		Name:	Stanley J. Olander, Jr.
		Title:	Chief Executive Officer

[Signature page to Fourth Amendment to LATA Credit Agreement]

HAMPTON RIDGE PARTNERS, LLC

By:	Landmark Apartment Trust of America Holdings, LP, its manager

	By:	Landmark Apartment Trust of America, Inc., its general partner

		By:	/s/ Stanley J. Olander, Jr.
		Name:	Stanley J. Olander, Jr.
		Title:	Chief Executive Officer

CROWN RIDGE PARTNERS, LLC

By:	Landmark Apartment Trust of America Holdings, LP, its manager

	By:	Landmark Apartment Trust of America, Inc., its general partner

		By:	/s/ Stanley J. Olander, Jr.
		Name:	Stanley J. Olander, Jr.
		Title:	Chief Executive Officer

LANDMARK AT COLLIN CREEK, LLC

By:	Landmark Apartment Trust of America Holdings, LP, its manager

	By:	Landmark Apartment Trust of America, Inc., its general partner

		By:	/s/ Stanley J. Olander, Jr.
		Name:	Stanley J. Olander, Jr.
		Title:	Chief Executive Officer

[Signature page to Fourth Amendment to LATA Credit Agreement]

LANDMARK AT BELLA VISTA, L.P.

By:	Landmark at Bella Vista GP, LLC, its general partner

	By:	Landmark Apartment Trust of America Holdings, LP, its manager

		By:	Landmark Apartment Trust of America, Inc., its general partner

			By:	/s/ Stanley J. Olander, Jr.
			Name:	Stanley J. Olander, Jr.
			Title:	Chief Executive Officer

[Signature page to Fourth Amendment to LATA Credit Agreement]

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Keegan Koch
Name:	Keegan Koch
Title:	Senior Vice President

[Signature page to Fourth Amendment to LATA Credit Agreement]

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Keegan Koch
Name:	Keegan Koch
Title:	Senior Vice President

[Signature page to Fourth Amendment to LATA Credit Agreement]

CITIBANK, N.A., as a lender

By:
Name:
Title:

[Signature page to Fourth Amendment to LATA Credit Agreement]